Prospectus Supplement                                            208691 12/03

dated December 1, 2003 to:
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Putnam High Yield Trust (the "fund")
Class Y Prospectus dated December 30, 2002

Effective December 1, 2003, the fund may impose a redemption fee of 1.00% of the total redemption amount on any shares purchased after December 1, 2003 that are held for less than 90 days.

The section entitled "FEES AND EXPENSES" is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
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Maximum Sales Charge (Load)                          NONE

Maximum Deferred Sales Charge (Load)                 NONE

Redemption Fee
(as a percentage of total redemption
proceeds)                                           1.00%*
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Annual Fund Operating Expenses   (expenses that are deducted from fund
assets)
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                                                 Total Annual
            Management           Other           Fund Operating
               Fees             Expenses           Expenses
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Class Y       0.59%              0.17%              0.76%
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* The redemption fee may apply to any shares purchased after December 1, 2003 that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase

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In the section entitled "How do I sell fund shares?" the following is inserted after the first paragraph:

The fund imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 90 days. In the case of defined contribution plans administered by Putnam, the fee applies to exchanges of shares purchased by exchange after December 1, 2003 that are held in a plan participant's account for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, in the section entitled "How do I exchange fund shares?" the following replaces the third paragraph:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 90 days. In the case of defined contribution plans administered by Putnam, the fee applies to exchanges of shares purchased after December 1, 2003 by exchange that are held in a plan participant's account for less than 90 days. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.